exhibit 32.1
                          ACCIDENT PREVENTION PLUS, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Jennifer Swanson, Chief Financial Officer ("principal accounting officer") of Accident Prevention Plus, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2003 of the Registrant (the "Report"):

           (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 24, 2003                        by: /s/ Jennifer Swanson
                                                ----------------------------
                                                    Jennifer Swanson,
                                                    Chief Financial Officer